EXHIBIT 10.52










                      RIVER PLACE POINTE I LEASE AGREEMENT




                                 BY AND BETWEEN





                            RIVER PLACE POINTE, L.P.

                                  ("LANDLORD")



                                       AND



                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA

                                   ("TENANT")



                               DATED: JUNE 1, 2005




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                                TABLE OF CONTENTS


ARTICLE 1.....................................................................3

     1.01   PREMISES..........................................................3

ARTICLE 2.....................................................................3

     2.01   TERM..............................................................3

     2.02   COMMENCEMENT......................................................3

     2.03   EARLY TERMINATION OPTION..........................................3

     2.04   RENEWAL OPTION....................................................3

     2.05   RIGHT OF FIRST OFFER..............................................3

ARTICLE 3.....................................................................3

     3.01   BASE RENT.........................................................3

     3.02   TENANT'S PERCENTAGE SHARE OF OPERATING EXPENSES...................3

     3.03   TENANT'S PERCENTAGE SHARE.........................................3

     3.04   OPERATING EXPENSES................................................3

     3.05   DISCLAIMER OF WARRANTY............................................3

ARTICLE 4.....................................................................3

     4.01   USE...............................................................3

ARTICLE 5.....................................................................3

     5.01   LANDLORD'S SERVICES...............................................3

     5.02   ADDITIONAL SERVICE COST...........................................3

     5.03   SERVICE INTERRUPTION..............................................3

     5.04   GOVERNMENTAL REGULATIONS..........................................3



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ARTICLE 6.....................................................................3

     6.01   ALTERATIONS.......................................................3

     6.02   TENANT REPAIRS....................................................3

     6.03   HAZARDOUS SUBSTANCES..............................................3

     6.04   LANDLORD REPAIRS..................................................3

ARTICLE 7.....................................................................3

     7.01   LANDLORD INSURANCE................................................3

     7.02   TENANT INSURANCE..................................................3

     7.03   WAIVER OF SUBROGATION.............................................3

     7.04   INDEMNITY.........................................................3

ARTICLE 8.....................................................................3

     8.01   CASUALTY..........................................................3

ARTICLE 9.....................................................................3

     9.01   CONDEMNATION......................................................3

ARTICLE 10....................................................................3

    10.01   ENTRY.............................................................3

ARTICLE 11....................................................................3

    11.01   SUBORDINATION.....................................................3

    11.02   NONDISTURBANCE AND ATTORNMENT.....................................3

    11.03   LANDLORD'S OBLIGATION TO PROCURE SNDA.............................3

    11.04   QUIET ENJOYMENT...................................................3

ARTICLE 12....................................................................3

    12.01   ASSIGNMENT AND SUBLETTING.........................................3

    12.02   CONTINUED LIABILITY...............................................3

    12.03   CONSENT...........................................................3

    12.04   PROCEEDS..........................................................3



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ARTICLE 13....................................................................3

    13.01   DEFAULT...........................................................3

    13.02   RIGHTS UPON TENANT DEFAULT........................................3

    13.03   COSTS.............................................................3

    13.04   INTEREST..........................................................3

    13.05   LANDLORD'S LIEN...................................................3

    13.06   LANDLORD'S DEFAULT................................................3

    13.07   NON-WAIVER........................................................3

ARTICLE 14....................................................................3

    14.01   EVIDENCE OF AUTHORITY.............................................3

ARTICLE 15....................................................................3

    15.01   AMENDMENT.........................................................3

    15.02   SEVERABILITY......................................................3

    15.03   ESTOPPEL LETTERS..................................................3

    15.04   LANDLORD'S LIABILITY AND AUTHORITY................................3

    15.05   HOLDOVER..........................................................3

    15.06   SURRENDER.........................................................3

    15.07   PARTIES AND SUCCESSORS............................................3

    15.08   NOTICE............................................................3

    15.09   RULES AND REGULATIONS.............................................3



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    15.10   CAPTIONS..........................................................3

    15.11   NUMBER AND GENDER.................................................3

    15.12   GOVERNING LAW.....................................................3

    15.13   INABILITY TO PERFORM..............................................3

    15.14   USE OF NAME.......................................................3

    15.15   BROKERS...........................................................3

    15.16   PARKING...........................................................3

    15.17   SIGNAGE...........................................................3

    15.18   TIME OF ESSENCE...................................................3

    15.19   TENANT TAXES......................................................3

    15.20   ATTORNEY'S FEES...................................................3

    15.21   LANDLORD ALTERATIONS OR MODIFICATIONS.............................3

    15.22   NAME CHANGE.......................................................3

    15.23   ENTIRE AGREEMENT..................................................3

    15.24   GOOD FAITH........................................................3



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                       RIVER PLACE POINTE LEASE AGREEMENT

     This Lease is entered into as of ___________, 2005, by and between River Place Pointe, L. P., a Texas limited partnership ("Landlord"), whose address for purposes of notice hereunder is 13809 Research Boulevard, Suite 575, Austin, Texas 78750 and INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA, a Texas corporation ("Tenant"), whose address after the Commencement Date shall be 6500 River Place Boulevard, Building One, Austin, Texas, 78730.

                              W I T N E S S E T H:

                                    PREAMBLE

     Investors Life Insurance Company of North America ("Investors Life") has occupied the Premises (as defined hereinafter) since July 2000 and has used the Premises since that time as the home office of Investors Life and its parent, subsidiary and affiliated companies since that time. On March 17, 2005, Investors Life entered into an agreement to sell its investment in the project (as defined hereinafter) to River Place Pointe, L.P., a Texas limited partnership ("River Place"). Under the terms of the Purchase and Sale Agreement between Investors Life and River Place (the "Purchase and Sale Agreement"), Investors Life agreed that, upon closing of the transaction contemplated under the Purchase and Sale Agreement, it would enter into a lease with River Place upon the terms and conditions set forth in this Agreement, including the rental rate set forth in Section 3.03 hereof, which rate was the prevailing rental rate for the Project in effect at the time that Investors Life initially occupied the Premises. The terms and conditions of this Lease shall become effective only upon the Closing Date of the Purchase and Sale Agreement (as that term is defined in the Purchase and Sale Agreement).

                                   ARTICLE 1

     1.01 PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the rent and subject to the provisions of this Lease, the space (the "Premises") reflected on the floor plan(s) attached as Exhibit "A" hereto, consisting of approximately 76,143 square feet of rentable area in (the "Building") known as River Place Pointe I located at 6500 River Place Boulevard, Austin, Travis County, Texas in River Place Pointe (the "Project"). The Project is a multi-building office project containing multiple office buildings, ground-level open areas and walkways, parking areas and garages and other structures or improvements located on the real property described on Exhibit "B" attached hereto and made a part hereof for all purposes (the "Land"). Landlord grants to Tenant an easement over and across the Land for purposes of access, both vehicular and pedestrian, to and from the Building and all streets adjoining the Land, the parking garages serving the Project and all common areas located at the Project.



                                        1



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                                   ARTICLE 2

     2.01 TERM.  Subject to Tenant's  right of early  termination  contained  in
Section 2.03 of this Lease and the other provisions of this Lease, this Lease shall be for a term of five (5) years commencing on the Commencement Date (defined in Section 2.02 hereof) and expiring at midnight on the last day of the sixtieth (60th) full calendar month after the Commencement Date (the "Expiration Date"). Such term, as it may be modified, is herein called the "Term." A "Lease Year" shall be each twelve month period beginning on the Commencement Date or the first day of the first full month after the Commencement Date if the Commencement Date does not occur on the first day of a calendar month and ending on the last day of the twelfth (12th) calendar month after the Commencement Date, and each twelve (12) month period thereafter during the Term.

     2.02   COMMENCEMENT.    As   used   herein,   "Commencement   Date"   means
__________________, 2005.

     2.03 EARLY TERMINATION OPTION. Landlord hereby gives and grants to Tenant the option to terminate this Lease effective March 31, 2008, provided Tenant gives to Landlord written notice of such exercise on or before October 1, 2007. Tenant will use reasonable efforts, however, to provide notice to Landlord prior to October 1, 2007, should it desire to exercise the early termination option, but will not have any liability for failing to provide such earlier notice. Upon such termination, neither party hereunder will have any further rights or obligations hereunder except as may survive such early termination pursuant to the express terms of this Lease.

     2.04 RENEWAL OPTION. Landlord hereby gives and grants to Tenant one (1) option to renew this Lease for a period of five (5) years, on the terms and conditions set forth in Exhibit "C". The renewal term shall commence on the expiration of the Term.

     2.05 RIGHT OF FIRST OFFER. Landlord hereby grants Tenant a right of first offer with respect to space in the building that is contiguous to the Premises, upon the terms and conditions set forth in Exhibit "D". Tenant may exercise this right of first offer only during the initial Term of this Lease.

                                   ARTICLE 3

     3.01 BASE RENT. Tenant, in consideration for this Lease, agrees to pay to Landlord a rental ("Base Rent") for each square foot of rentable area within the Premises, for each Lease Year during the Term, of $28.00 per rentable square foot.



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     The Base Rent shall be payable in equal monthly installments of $177,667.00 at Landlord's address herein provided in legal tender of the United States of America, without notice, demand, counterclaim, set-off or abatement, in advance on the first day of each calendar month throughout the Term. Tenant hereby acknowledges and agrees that (i) Landlord and Tenant have expressly negotiated that, except as otherwise provided in this Lease, Tenant's covenants to pay Rent under this Lease are separate and independent from Landlord's covenant to provide services and other amenities hereunder and (ii) had the parties not mutually agreed upon the independent nature of Tenant's covenants to pay all Rent hereunder, Landlord would have required a greater amount of Rent in order to enter into this Lease. Notwithstanding the foregoing, if the Commencement Date is a date other than the first day of a calendar month, then the Base Rent for the first month of this Lease shall be a sum equal to the Base Rent specified for the first full calendar month as herein provided, times a fraction, the numerator of which equals the number of days from the Commencement Date to the end of the calendar month during which the Commencement Date falls and the denominator of which equals the number of days in the same calendar month.

     3.02 TENANT'S PERCENTAGE SHARE OF OPERATING EXPENSES. In addition to the Base Rent, Tenant, as additional consideration for this Lease, agrees to pay to Landlord as Additional Rent, Tenant's Percentage Share of any increases in Operating Expenses (defined in Section 3.04 hereof) for the applicable year which exceed the Operating Expenses during calendar year 2005 ("Base Year") annualized for each calendar year during the Term after calendar year 2005. Increases in such Operating Expenses shall be capped at 5% per year, with the exception of those increases in Operating Expenses that are not controllable by Landlord. Operating Expenses that are not controllable by Landlord shall mean property taxes, insurance expenses, electricity and utility expenses. On or before January 1, 2006, and thereafter on or before the first day of each calendar year of the Term, Landlord shall provide to Tenant Landlord's good faith estimate of the Additional Rent for that year (the "Estimated Additional Rent"). Tenant shall pay in advance on the first day of each calendar month during the Term, installments equal to one twelfth (1/12) of the Estimated Additional Rent. Within one hundred twenty (120) days after the end of each calendar year during the Term after calendar year 2006 (or within one hundred and twenty (120) days after the Expiration Date, as applicable), Landlord shall furnish to Tenant a statement certified by Landlord of the actual Additional Rent for the immediately preceding calendar year. If Tenant's Estimated Additional Rent paid to Landlord during the previous calendar year exceeds Tenant's actual Additional Rent for such year, then Landlord shall refund the difference to Tenant within thirty (30) days after Landlord furnishes the statement of the actual Additional Rent. Otherwise, within thirty (30) days after Landlord furnishes such statement to Tenant, Tenant shall make a lump sum payment to Landlord equal to the positive difference between Tenant's Additional Rent for the preceding calendar year over the Estimated Additional Rent paid by Tenant for the preceding calendar year. As used in this Lease the term "Rent" shall refer collectively to the Base Rent and the Additional Rent. If the Commencement Date is on a day other than the first day of the month, then Tenant shall be required to pay only a pro-rata portion of the installment of Rent due for such month. The provisions of this Section 3.02 shall survive the expiration or termination of this Lease.



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     Landlord will cause  adequate  books and records to be maintained to permit
Tenant to verify computations of Additional Rent and other amounts relevant to Tenant's obligations under this Lease; provided, however that Landlord shall not be required to maintain any books and records concerning any payment due hereunder for more than 2 years after such payment is due. Further, Landlord shall permit Tenant or Tenant's representative to audit such books and records during normal business hours no more than 1 time during any Lease Year and shall assist in any way reasonably required for such audits. Landlord shall also furnish explanations in reasonable detail if requested by Tenant of any computation made under this Lease. If any such determinations are found to be incorrect, an adjustment will be promptly made between Landlord and Tenant to
correct  any  underpayments  or  overpayments   resulting  from  such  incorrect
determinations. If an audit of Operating Expenses for any calendar year reveals that Tenant was overcharged under this Section 3.02 by more than eight percent (8%) for that year, Landlord will reimburse Tenant for the cost of such audit. However, notwithstanding that a disagreement may arise between Tenant and Landlord about any determination required or permitted of Landlord concerning rents and other charges due hereunder, Tenant shall continue to pay all Rent and other charges as herein provided pending resolution of such determination.

     3.03 TENANT'S PERCENTAGE SHARE. For purposes of this Lease, the term "Tenant's Percentage Share" shall mean a percentage which is equal to the number of rentable square feet contained in the Premises divided by the total number of rentable square feet contained in the Building.

     3.04 OPERATING EXPENSES. "Operating Expenses" shall mean and include all amounts, expenses, and costs of whatsoever nature incurred because of or in connection with the ownership, management, operation, repair, maintenance or security of the Building and Landlord's personal property which may be utilized in connection therewith. Operating Expenses shall also include expenses relating to real estate taxes, insurance, utilities and services. Without limiting the foregoing, Operating Expenses will include a share (equal to the rentable square footage of the Building divided by the total rentable square footage of all buildings in the Project from time to time) of any costs and expenses incurred by Landlord which are for the benefit of the Project generally, rather than any particular Building. If, however, greater security is required for an occupant of a particular building in the Project, the cost of such greater security will not be treated as a cost for the benefit of the Project generally under this provision but shall be billed separately to the tenant requiring such greater security.

     Notwithstanding anything to the contrary herein, Operating Expenses shall not include, and Tenant shall not be required to pay or reimburse Landlord for any part of: property management fees in excess of five percent (5%) of gross rent (subject to this limitation, Tenant agrees that Operating Expenses may include the amount of such fees paid to an affiliate of Landlord); the cost of capital improvements, capital improvements, capital equipment, capital tools, or



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depreciation (except as expressly permitted by the next sentence);  interest and principal payments on mortgages, ground lease rentals and other non operating debts of Landlord; specific costs for special items or services billed to specific tenants (or that would be billed to another tenant if its lease required payments in addition to base rent on substantially the same terms and conditions as this Lease requires of Tenant) or that Landlord provides selectively to one or more tenants of the Building or Project other than Tenant without reimbursement; utilities reimbursed to Landlord by tenants (including Tenant); legal fees or other costs incurred because of any lease dispute between Landlord and other tenants; income, excess profits, franchise, transfer, estate or inheritance taxes; costs paid by proceeds of insurance, recovery upon construction warranties or other sources (excluding reimbursement by tenants of Operating Expenses); and leasing commissions, attorneys' fees, advertising expenses, and other expenses incurred in connection with leasing, selling or conveying any interest in the Project costs, disbursements, and other expenses incurred for leasing, renovating, or improving space for tenants; costs (including permit, license, and inspection fees) incurred in renovating, improving, decorating, painting, or redecorating vacant space or space for tenants; Landlord's cost of electricity or any other service sold to tenants for which Landlord is to be reimbursed as a charge over the Base Rent and Additional Base Rent payable under the lease with that tenant; penalties or interest for late payment of real estate ad valorem taxes or assessments; costs incurred because Landlord or another tenant violated the terms of any lease; fines or penalties incurred because Landlord violated any governmental rule or authority, not due to Tenant's fault; costs incurred to test, survey, cleanup, contain, abate, remove, or otherwise remedy hazardous wastes or asbestos-containing materials, not in existence due to Tenant's fault, from the Building or Project; costs incurred by Landlord, not due to Tenant's fault, to correct any violation of or to bring the Premises, Building or Project into compliance with any applicable laws in effect as of the Effective Date; and all items for which Tenant or any other party compensates Landlord such that no duplication shall occur.

     Operating Expenses shall, however, include:

     (a) The annual cost of all capital improvements made subsequent to the final completion of the Building (including the Premises) which, although capital in nature, are made to reduce the normal operating costs of the
Building, as amortized in accordance with generally accepted accounting principles, consistently applied.

     (b) The annual cost of all capital improvements made in order to comply with any applicable laws, statutes, rules, regulations, ordinances or directives enacted or promulgated by any governmental authority after the effective date of this Lease, as amortized in accordance with generally accepted accounting principles, consistently applied.



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     (c) Wages and salaries of all employees engaged in the direct operation and maintenance of the Building; provided, however, with respect to employees engaged in the operation and maintenance of other buildings owned by Landlord (or an affiliate of Landlord), such items will be fairly apportioned among all such buildings.

     If at any time during the Term the present method of ad valorem taxation or assessment against the Land, Building or Project shall be so changed that the whole or any part of the real estate taxes or assessments now levied, assessed or imposed on the Land, Building or Project shall be changed and as a substitute therefor, or in lieu of an addition thereto, taxes, assessments or charges shall be levied, assessed or imposed wholly or partially as a capital levy or otherwise on the rents received from the Project or the Rent due under this Lease or any part thereof, then such substitute or additional taxes, assessments or charges, to the extent so levied, assessed or imposed, shall be deemed to be included within the real estate taxes to the extent that such substitute or additional tax actually substitutes for and replaces prior real estate taxes or is imposed in lieu of or in addition to existing real estate taxes.

     Operating Expenses shall be determined on an accrual basis in accordance with generally accepted accounting principles consistently applied. Notwithstanding any provision contained herein to the contrary, if less than 95% of the total square feet of rentable area in the Building or the Project is occupied by tenants or Landlord is not supplying services to 95% of the total square feet of rentable area of the Building or the Project at any time during any calendar year (including the Base Year), Operating Expenses for such calendar year shall be determined to be an amount equal to the like expense which would normally be expected to be incurred had such occupancy been 95% of the Building's or the Project's total square feet of rentable area and had Landlord been supplying services to 95% of the Building's or the Project's total square feet of rentable area throughout such calendar year.

     3.05 DISCLAIMER OF WARRANTY. TENANT ACKNOWLEDGES THAT LANDLORD HAS MADE AND WILL MAKE NO WARRANTIES, EXPRESS OR IMPLIED, TO TENANT CONCERNING THE QUALITY OF CONSTRUCTION OF ANY LEASEHOLD IMPROVEMENTS OR TENANT FINISH OR AS TO THE
CONDITION OF THE PREMISES, AND THAT LANDLORD EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY THAT THE PREMISES ARE OR WILL BE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE OR FOR ANY PURPOSE. AS SET FORTH IN SECTION 3.01 HEREOF AND EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN TO THE CONTRARY, TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PROJECT OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND TENANT SHALL CONTINUE TO PAY THE RENT WITHOUT DEMAND, SETOFF OR COUNTERCLAIM, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER.



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                                   ARTICLE 4

     4.01 USE. Tenant shall use and occupy the Premises only for office purposes and for no other purposes. Tenant shall not do or permit anything to be done in the Premises or authorize anything to be done in other parts of the Project, nor shall Tenant bring or keep anything in the Project, that will in any way increase the existing rate of or affect any fire or other insurance upon the Project or any of its contents, or cause cancellation of any insurance policy covering the Project or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in the Premises or authorize anything to be done in other parts of the Project that will unreasonably or improperly obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them or tend to lower the first class character of the building or create unreasonable elevator loads or otherwise interfere with standard Building operations. Tenant shall not do or permit anything to be done in the Premises or authorize anything to be done in other parts of the Project that would constitute a nuisance. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall not use the Premises nor authorize or permit anything to be done in other parts of the Project that will in any way conflict with any private restrictive covenant, law, statute, ordinance or any rule or regulation of Landlord or any governmental or quasi-governmental authority now in force or that may hereafter be enacted or promulgated.

                                   ARTICLE 5

     5.01 LANDLORD'S SERVICES. Provided Tenant is not in default hereunder, Landlord shall, at Landlord's expense, except as provided to the contrary in this Lease, furnish to Tenant the following services:

     (a) Subject to curtailment as required by governmental laws, rules or regulations, air conditioning and central heat, in season, at temperatures between 67 and 78 degrees F., during all Normal Building hours. (Normal Building hours will be 7:00 a.m. through 6:00 p.m. on weekdays and 8:00 a.m. through 1:00 p.m. on Saturdays, exclusive of normal business holidays). Normal business holidays for purposes of this Lease shall be the days reasonably designated as such by Landlord from time to time (but not more than nine days in any calendar year), which days may include, without limitation, New Year's Day, Martin Luther King Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday following Thanksgiving Day and Christmas Day. If, in the case of any holiday described herein, a different day shall be observed than the respective day described, then the day which constitutes the day observed by national banks in Austin, Texas, on account of such holiday shall constitute the holiday under this Lease.)

     (b) Janitorial services, comparable to that provided at other first class, Class "A" office projects, in the Premises and public portions of the Building (inclusive of vacuuming of all floors, emptying of trash receptacles, removal of trash, dusting of furniture, plants and other surface areas, and mopping of tile floors) for all days except Saturdays, Sundays, and normal business holidays; provided, however, that if Tenant's floor coverings or other improvements require special cleaning or care in excess of that provided for pursuant to this
Section 5.01(b), Landlord will only be required to provide such additional cleaning or care to the extent that Landlord agrees to do so pursuant to a separate written agreement between Landlord and Tenant.



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     (c) Restrooms and currently  existing hot and cold water at those points of supply provided for general use of the tenants of the Building for drinking, toilet, and lavatory purposes as well as for tenant break-rooms located within the Premises.

     (d) Normal and customary routine maintenance, for all public, structural, and exterior portions of the Building and Project and for the HVAC and other Building systems.

     (e) Electric lighting service for all public portions of the Building, the parking areas serving the Building, and the Project in the manner and to the extent deemed by Landlord to be in keeping with the standards of similar first class buildings in Austin, Texas.

     (f) Non-exclusive automatic passenger elevator service at all times for access to and egress from the Premises. Freight elevator service, in common with other tenants, shall be provided during reasonable business hours as prescribed by Landlord, but exclusive of Saturdays, Sundays, and normal business holidays unless previously consented to by Landlord, which consent will not be unreasonably withheld or delayed.

     (g) Electric energy that Tenant shall require for normal office equipment such as typewriters, dictation machines, calculators, personal computers, servers, copying machines and other machines of a similar electrical consumption or as located in the Premises as of the Commencement Date, and building standard fluorescent lighting in the Premises and Building. Without Landlord's prior written consent, Tenant shall not be entitled to (i) install additional lighting on the Premises that consumes electrical current in excess of building standard lighting, (ii) utilize space heaters, or (iii) utilize any additional office equipment that consumes more than 0.5 kilowatts per hour at rated capacity or requires a voltage of other than 120 volts single phase or an electric capacity greater than any limitations on capacity for the Building.

     (h) Building security to encourage compliance with the Rules and Regulations (defined in Section 15.09 hereof) and to limit after-hours access to the Building. Tenant shall have 7 day, 24-hour access to the Building and the Premises by card access system; provided, however, Landlord will have no responsibility to prevent, and, except for its negligence or intentional misconduct, shall not be liable to Tenant for, and shall be indemnified by Tenant against, liability or loss to Tenant, its agents, employees and visitors arising out of losses due to theft, burglary, or damage or injury to persons or property caused by persons having or gaining access to the Building or the Premises, whether or not caused by Landlord negligence (excluding gross negligence), and Tenant releases Landlord from all liability relating thereto.

     (i) Periodic pest control services, as necessary.

     (j) Window washing services for the outside portions of the Building in accordance with other first class, Class "A" office buildings, but in no event less than two (2) times per calendar year.

     5.02 ADDITIONAL SERVICE COST. Tenant shall pay Landlord, upon fifteen (15) days prior written notice, such additional amounts as are necessary to recover additional costs incurred by Landlord in performing or providing janitorial, maintenance, security, or other services or requirements of Tenant (and in paying additional taxes) in excess of the services described above. However, the provision of air conditioning and heating services to the Premises outside of Normal Building Hours (as defined in Section 5.01(a)), will be provided to Tenant at no cost, fee, or charge. Such after hours service will be available by card access or key pad.

     5.03 SERVICE INTERRUPTION. To the extent any of the services described above require electricity, gas, water or other services supplied by public utilities, Landlord's covenants hereunder shall impose on Landlord only the obligation to use its good faith efforts to cause the applicable public utilities to furnish the same. Any failure or defect in the services described above shall not be construed as an eviction of Tenant nor entitle Tenant to any reduction, abatement, offset, or refund of Rent or to any damages from Landlord; provided, however: (i) if such services are not restored within eight (8) business days from the date of Landlord becoming aware of such interruption or receipt of notice of the interruption of services and provided such restoration of such services is within Landlord's reasonable control, Tenant will receive an equitable rent abatement for the period that all or a portion of the Premises is untenantable and, (ii) if such services are not restored within eight (8) business days from the date Landlord becomes aware of such interruption or receives notice of interruption of such services, whether or not within Landlord's reasonable control and, as a result of such interruption of services, Tenant is unable and ceases to conduct business in all or a portion of the Premises, Tenant will receive an equitable rent abatement for the period that Tenant is unable and ceases to conduct business at the Premises.

     5.04 GOVERNMENTAL REGULATIONS. The obligations of Landlord to provide any of the services described above shall be subject to governmental regulation thereof (i.e., rationing, temperature control, etc.) and any such regulation that impairs Landlord's ability to provide such services shall not constitute a default hereunder but rather providing the applicable services to the extent allowed pursuant to such regulations shall be deemed to be full compliance with the obligations and agreements of Landlord hereunder.

                                   ARTICLE 6

     6.01 ALTERATIONS. Tenant accepts the Premises in its "as is" condition. Tenant shall not make or allow to be made any alterations, installations, additions or improvements in or to the Premises, or place safes, vaults or other heavy furniture or equipment within the Premises, without Landlord's prior written approval of the plans and specifications therefor and Tenant's contractors who are to perform the work, such consent by Landlord not to be unreasonably withheld, conditioned or delayed. Such consent by Landlord will not be unreasonably withheld for interior, nonstructural alterations to the Premises that do not require modifications to the Building's systems. Notwithstanding anything in this section to the contrary, Tenant will have the right to make alterations, installations, additions or improvements to the Premises that are cosmetic in nature and cost less than $1.00 per rentable square foot without the Landlord's consent, but upon prior notice to Landlord. All alterations, installations, additions or improvements, including all electrical or computer wiring and cable, other than movable furniture and movable trade fixtures, made by Tenant to the Premises shall remain upon and be surrendered with the Premises and become the property of Landlord at the expiration or termination of this Lease or the termination of Tenant's right to possession of the Premises;
provided, however, that Landlord may require Tenant, at Tenant's cost, by written notice delivered to Tenant at least ninety (90) days prior to Lease expiration, to remove any or all of such items made by Tenant subsequent to the Commencement Date and not previously approved in advance by Landlord upon the expiration or termination of this Lease or the termination of Tenant's right to possession of the Premises and Tenant shall not damage any part of the Premises (including preexisting wiring and cables) as a result of the removal of such items. Tenant, at its sole cost and prior to the expiration or termination of this Lease, shall remove all of Tenant's property from the Premises and make, or reimburse Landlord for the cost of making, all repairs to the Premises and/or Project for damage resulting from such removal. All work shall be completed promptly and in a good and workmanlike manner and shall be performed in such a manner that no mechanic's, materialman's or other similar liens shall attach to Tenant's leasehold estate, and in no event shall Tenant permit, or be authorized to permit, any such liens or other claims to be asserted against Landlord or Landlord's rights, estate and interests with respect to the Project, the Land or this Lease. Tenant shall deliver to Landlord a copy of the "as-built" plans and specifications for all alterations on a diskette in AutoCad or compatible format. Tenant shall indemnify, defend and hold harmless Landlord from and against all costs (including, without limitation, attorneys' fees, accountants' fees, consultants' fees, court costs and interest), losses, liabilities or causes of action arising out of or relating to any alterations, including, without limitation, any mechanics' or materialmen's liens asserted in connection therewith. Should any mechanics' or other liens be filed against any portion of the Building and/or the Land or any interest therein by reason of Tenant's acts or omissions or because of a claim against Tenant or its contractors or subcontractors, Tenant shall cause the same to be cancelled or discharged of record by bond or otherwise within ten (10) days after written notice to Tenant. If Tenant fails to cancel or discharge such lien or liens within such ten (10) day period, which failure shall be deemed to be a Default by Tenant, Landlord may, at its sole option and in addition to any other remedy of Landlord hereunder, cancel or discharge the same and, upon demand, Tenant shall promptly reimburse Landlord for all costs incurred in canceling or discharging such lien or liens. Landlord may require, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to the estimated cost of any improvements, additions or alterations Tenant proposes to make in and to the Premises.

     6.02 TENANT REPAIRS. Tenant shall, at Tenant's sole cost and expense, keep the Premises in good condition and repair, excepting damage thereto by condemnation, fire or other casualty and ordinary wear and tear. Other than as herein provided to the contrary with respect to damages resulting from condemnation, fire or other insurable casualties, any injury or damage to the Premises, or the appurtenances or fixtures thereof, caused by or resulting from the negligent acts or omissions of or the intentional misconduct of Tenant or Tenant's employees, servants, agents, invitees, assignees and subtenants shall be repaired or replaced by Tenant, or at Landlord's option by Landlord, at the expense of Tenant. If Tenant fails to maintain the Premises or fails to repair or replace any damage to the Premises resulting from the negligence or intentional act of Tenant, its employees, servants, or agents, or for which Tenant is otherwise responsible by the terms of this Lease, Landlord may, but shall not be obligated to, cause such maintenance, repair or replacement to be done, as Landlord deems necessary, and Tenant shall immediately pay to Landlord all actual and reasonable costs related thereto plus a charge for overhead of 10% of such costs.

     6.03 HAZARDOUS SUBSTANCES.

     (a) Tenant shall comply with all applicable federal, state or local statutes, ordinances, orders and decrees regarding health, safety, the environment or medical waste (collectively, the "Environmental Laws") pertaining to or governing Tenant's particular use and occupancy of the Premises or the conduct of Tenant's business therein, including, without limitation, the application for, and maintenance of, all required permits, the submittal of all notices and reports, proper labeling, training and record keeping, and timely and appropriate response to any release or other discharge by Tenant of a substance under Environmental Laws. Further, Tenant shall not permit any pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any Environmental Law (defined herein collectively as "Hazardous Substances") to be brought onto the Premises or used on the Premises without Landlord's prior written consent. If Landlord gives such consent, Tenant must comply with all Environmental Laws with respect to the storage, use and disposal of such Hazardous Substances. If at any time during the Term, the Premises and/or the Project are found to be contaminated by Hazardous Substances as a result of Tenant's use of the Premises, Tenant shall defend, indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of such contamination and/or violation. The foregoing indemnity shall survive termination or expiration of this Lease.

     (b) Landlord shall comply with all Environmental Laws pertaining to or governing Landlord's use and ownership of the Building and Project, including, without limitation, the application for, and maintenance of, all required permits, the submittal of all notices and reports, proper labeling, training and record keeping, and timely and appropriate response to any release or other discharge by Landlord, or of any of its employees, agents or contractors of a substance under Environmental Laws. Further, Landlord shall not permit any Hazardous Substances to be brought onto the Building or Project or used on the Building or Project unless in compliance with all Environmental Laws with respect to the storage, use and disposal of such Hazardous Substances. If at any time during the Term, the Premises, Building, and/or the Project are found to be contaminated by Hazardous Substances as a result of Landlord's ownership or use of the Project, Landlord shall defend, indemnify and hold Tenant harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of such contamination
and/or  violation.   The  foregoing   indemnity  shall  survive  termination  or
expiration of this Lease. Landlord will not knowingly bring or permit any Hazardous Substances be brought into the Project, the removal of which is required or the use of which is restricted, prohibited or penalized by any Environmental Law.

     6.04 LANDLORD REPAIRS. Except as stipulated herein, Landlord shall not be required to make any improvements to or repairs of any kind or character to the Premises during the Term. However, notwithstanding any provisions of this Lease to the contrary, all repairs, alterations or additions to the base Building or its systems (as opposed to those involving only Tenant's leasehold improvements), and all repairs, alterations or additions to Tenant's leasehold improvements which affect the Building's structural components or major mechanical, electrical or plumbing systems in the Building, shall be made by Landlord or its contractor only and, in the case of repairs, alterations or additions to Tenant's leasehold improvements, Tenant shall pay the reasonable actual cost thereof (including an additional charge of 10% of actual direct costs for Landlord's overhead).

                                   ARTICLE 7

     7.01 LANDLORD INSURANCE. Landlord shall insure the Project against fire and other casualty for an amount not less than the full replacement cost of such items less a reasonable deductible and shall maintain comprehensive general liability and other insurance in such amounts as may be required by Landlord's mortgagee, or in such greater amounts as Landlord, in its sole discretion, may deem appropriate, but in all events, Landlord will insure the Building against fire and other casualty in the amount of its full replacement cost less a reasonable deductible. The cost of such insurance, including any reasonable deductible paid thereunder by Landlord, shall be an "Operating Expense" as defined in Section 3.04 hereof. Such insurance shall be for the sole benefit of

Landlord and, if required, Landlord's mortgagee. If the annual premiums to be paid by Landlord exceed the standard rates because of Tenant's operations within or contents of the Premises or because of Tenant's improvements to the Premises, Tenant shall promptly pay the excess amount of the premium upon request by Landlord (and if necessary, Landlord may allocate the insurance costs of the Building to give effect to this sentence).

     7.02 TENANT INSURANCE. Tenant shall, at Tenant's expense, insure its property and leasehold improvements located in the Premises against fire and other casualty for an amount not less than the full replacement cost of such items less a reasonable deductible and shall maintain comprehensive general liability insurance insuring Landlord and Tenant against any liability arising out of ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, including contractual liability insurance (with respect to Section 7.04 hereof), with insurance companies reasonably approved by Landlord and with limits of liability of at least $2,000,000.00 in each occurrence for bodily injury and property damage combined and $2,000,000.00 general aggregate for bodily injury and property damage combined with the endorsement of comprehensive general liability CG-2504. Tenant shall cause Landlord to be named as an additional insured under such general liability policies and shall, not less than twenty (20) days prior to (a) the Commencement Date, and (b) the expiration of old policies, furnish Landlord with certificates of insurance reasonably satisfactory to Landlord. The limit of such insurance shall not, however, limit the liability of Tenant hereunder. Tenant may carry such insurance under a blanket policy, provided such insurance has a Landlord's protective liability endorsement attached thereto. If Tenant fails to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. No policy shall be cancelable or subject to reduction of coverage except after ten (10) days prior written notice to Landlord.

     7.03 WAIVER OF SUBROGATION. WHENEVER (A) ANY LOSS, COST, DAMAGE OR EXPENSE RESULTING FROM FIRE, EXPLOSION OR ANY OTHER CASUALTY OR OCCURRENCE IS INCURRED BY EITHER OF THE PARTIES TO THIS LEASE IN CONNECTION WITH THE PREMISES OR THE PROJECT, AND (B) SUCH PARTY IS THEN COVERED (OR IS REQUIRED UNDER THIS LEASE TO BE COVERED) IN WHOLE OR IN PART BY INSURANCE WITH RESPECT TO SUCH LOSS, COST, DAMAGE OR EXPENSE, THEN NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN CONTAINED, THE PARTY SO INSURED (OR REQUIRED TO BE INSURED), FOR ITSELF AND ANY INSURER OR ANYONE ELSE THAT MIGHT OTHERWISE CLAIM THROUGH IT BY WAY OF SUBROGATION, HEREBY RELEASES THE OTHER PARTY (EVEN IF THE OTHER PARTY IS NEGLIGENT) FROM ANY LIABILITY THE OTHER PARTY WOULD OTHERWISE HAVE ON ACCOUNT OF SUCH LOSS, COST, DAMAGE, AND WAIVES ANY RIGHT OF SUBROGATION WHICH MIGHT OTHERWISE EXIST ON ACCOUNT THEREOF.

     7.04 INDEMNITY. TENANT HEREBY INDEMNIFIES DEFENDS AND HOLDS HARMLESS LANDLORD AND ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS, AND LANDLORD'S SUCCESSORS AND ASSIGNS, AND THEIR OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS (INDIVIDUALLY, A "LANDLORD INDEMNIFIED PARTY" AND COLLECTIVELY, THE "LANDLORD INDEMNIFIED PARTIES") AGAINST ANY AND ALL CLAIMS, DEMANDS, LOSSES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AT TRIAL AND ON ANY APPEAL OR PETITION FOR REVIEW) INCURRED BY A LANDLORD INDEMNIFIED PARTY ARISING FROM TENANT'S USE OR OCCUPANCY OF THE PREMISES FOR THE CONDUCT OF ITS BUSINESS OR FROM ANY ACTIVITY, WORK OR OTHER THING DONE, PERMITTED OR SUFFERED BY TENANT ON OR ABOUT THE BUILDING OR THE PROJECT, AND SHALL FURTHER INDEMNIFY DEFEND AND HOLD HARMLESS THE LANDLORD INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL CLAIMS ARISING FROM ANY BREACH OR DEFAULT IN THE PERFORMANCE OF ANY OBLIGATION ON TENANT'S PART TO BE PERFORMED UNDER THE TERMS OF THIS LEASE, OR ARISING FROM ANY ACT OR OMISSION OF, OR DUE TO THE NEGLIGENCE OR INTENTIONAL MISCONDUCT OF TENANT, OR ANY OFFICER, AGENT, EMPLOYEE, GUEST OR INVITEE OF TENANT, AND FROM AND AGAINST ALL COSTS, ATTORNEYS' FEES, EXPENSES AND LIABILITIES INCURRED IN OR RELATED TO ANY SUCH CLAIM OR ANY ACTION OR PROCEEDING BROUGHT THEREON. TENANT, AS A MATERIAL PART OF THE CONSIDERATION TO LANDLORD, HEREBY ASSUMES ALL RISK OF DAMAGE TO PROPERTY OR INJURY TO PERSONS INCLUDING DEATH, IN, UPON OR ABOUT THE PREMISES, FROM ANY CAUSE, INCLUDING WITHOUT LIMITATION, LANDLORD'S NEGLIGENCE, BUT EXCEPT FOR SUCH DAMAGE OR INJURY TO THE EXTENT CAUSED BY LANDLORD'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AND TENANT HEREBY WAIVES ALL CLAIMS IN RESPECT THEREOF AGAINST LANDLORD.

     LANDLORD HEREBY INDEMNIFIES AND DEFENDS AND HOLDS HARMLESS TENANT AND ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS, AND TENANT'S SUCCESSORS AND ASSIGNS, AND THEIR OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS (INDIVIDUALLY, A "TENANT INDEMNIFIED PARTY" AND COLLECTIVELY, THE "TENANT'S INDEMNIFIED PARTIES") AGAINST ANY AND ALL CLAIMS, DEMANDS, LOSSES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AT TRIAL AND ON ANY APPEAL OR PETITION FOR REVIEW) INCURRED BY A TENANT INDEMNIFIED PARTY ARISING FROM ANY INJURY OR
DAMAGES WHATSOEVER CAUSED TO ANY PERSON OR THE PROPERTY OF ANY PERSON IN OR ABOUT THE COMMON AREAS OR PUBLIC AREAS OF THE BUILDING OR PROJECT, AND SHALL FURTHER INDEMNIFY, DEFEND AND HOLD HARMLESS THE TENANT INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL CLAIMS ARISING FROM ANY BREACH OR DEFAULT IN THE PERFORMANCE OF ANY OBLIGATION ON LANDLORD'S PART TO BE PERFORMED UNDER THE TERMS OF THIS LEASE, OR ARISING FROM ANY ACT OR OMISSION OF, OR DUE TO THE NEGLIGENCE OR INTENTIONAL MISCONDUCT OF LANDLORD, OR ANY OFFICER, AGENT, EMPLOYEE, GUEST OR INVITEE OF LANDLORD, AND FROM AND AGAINST ALL COSTS, ATTORNEYS' FEES, EXPENSES AND LIABILITIES INCURRED IN OR RELATED TO ANY SUCH CLAIM OR ANY ACTION OR PROCEEDING BROUGHT THEREON, BUT EXCEPT FOR SUCH DAMAGE OR INJURY TO THE EXTENT CAUSED BY TENANT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AND LANDLORD HEREBY WAIVES ALL CLAIMS IN RESPECT THEREOF AGAINST TENANT.

                                   ARTICLE 8

     8.01 CASUALTY. Tenant shall promptly give Landlord written notice of any fire or other casualty occurring within the Premises. If the Premises or other parts of the Building or Project reasonably required for Tenant's use and quiet enjoyment of the Premises are damaged by fire or other casualty then, subject to the following provisions of this Article, Landlord shall promptly repair the damage. If, however, the damage (a) is not covered by insurance carried by Landlord hereunder, (b) is covered by insurance carried by Landlord hereunder, but Landlord's mortgagee requires that proceeds of such insurance be used to retire the mortgage debt, (c) is so extensive that the cost of repairs will be greater than 10% of the then full replacement cost of the Building, or (d) occurs during the last 12 months of the then effective Term of this Lease, then Landlord shall have the option to repair the damaged Premises and any other damaged parts of the Building or Project reasonably necessary to Tenant's use and quiet enjoyment of the Premises to substantially the same condition as immediately prior to such fire or other casualty. If Landlord does not so elect to repair the damaged Premises and such other damaged parts of the Building or Project reasonably necessary for Tenant's use and quiet enjoyment of the Premises to substantially the same condition as existed prior to such damage, then Landlord will so notify tenant by the date that is forty-five (45) days after the date of such damage, and thereafter either Landlord or Tenant will have the option to terminate this Lease by so notifying the other party within sixty (60) days after the date of such damage, such termination to be effective as of the date of the fire or other casualty causing the damage. The Rent required to be paid hereunder shall be abated in proportion to the portion of the Premises, if any, which is rendered untenantable by fire or other casualty hereunder until repairs specified in clause (i) of the preceding sentence are completed. Other than such rental abatement, no damages, compensation or claims shall be payable by Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property, or any inconvenience, loss of business, or annoyance arising from any such repair and reconstruction. Notwithstanding the foregoing, Landlord shall not be required to repair or replace any furniture, furnishings, or other personal property that Tenant may be entitled to remove from the Premises or any alterations to the Premises constructed and installed by or for Tenant pursuant to Section 6.01 hereof. Notwithstanding the foregoing, if Tenant cannot operate in the Premises for more than one hundred eighty (180) days, Tenant will have the right to terminate this Lease by so notifying Landlord. Within thirty (30) days after a casualty to the Premises or Building, Landlord must give Tenant notice of the estimate of time to repair or restore the Premises and Building to a condition existing prior to the casualty. This estimate is to be prepared by a third party architect or contractor, with a copy of such report given to Tenant within such thirty (30) day period. If the estimate of time to repair or restore the Premises and Building to a condition existing prior to the casualty is over one hundred twenty (120) days following the date of the casualty, Tenant will have the right to terminate this Lease by so notifying Landlord. Further, Tenant will have the right to terminate this Lease upon notification to Landlord if such repair and restoration is not complete within one hundred twenty (120) days following the date of the casualty.

                                   ARTICLE 9

     9.01 CONDEMNATION. If a "substantial portion of the Premises" (as hereinafter defined) should be taken for any public or quasi-public use, by right of eminent domain or otherwise, or should be sold in lieu of condemnation, then either party hereto shall have the right, at its option, to terminate this Lease as of the date when physical possession of the Premises is taken by the condemning authority. If less than a substantial portion of the Premises is so taken or sold, the Rent payable hereunder shall be abated in proportion to the portion of the Premises which is rendered untenantable by such condemnation, and Landlord shall, to the extent Landlord deems feasible, subject to the following provisions of this Article, promptly restore the Premises and the appurtenances thereto to substantially their former condition. As used herein, a "substantial portion of the Premises" will mean (1) more than 20% of the rentable area of the Premises itself, (2) any parking areas or other appurtenances to the Premises in the Project, without which Tenant cannot continue to operate its business in a reasonably normal manner, or (3) any part of the Project, after the taking of which (or sale in lieu thereof), Landlord is unable or unwilling to promptly restore the remainder of the Project for any reason (including any shortage of condemnation or sales proceeds available to Landlord or any refusal of Landlord's mortgagee, ground lessor or other secured party, to give consents necessary for such restoration). If any substantial part of the Project other than the Premises may be so taken or sold, Landlord shall have the right at its option to terminate this Lease as of the date when physical possession of such part of the Project is taken by the condemning authority. All amounts awarded upon taking of any part or all of the Project or the Premises shall belong to Landlord and Tenant shall not be entitled to, and expressly assigns all claims, rights and interests to, any such compensation to Landlord. Tenant will, however, have the right to make and pursue a separate claim from the condemning authority all compensation that may be recoverable by Tenant on account of any loss incurred by Tenant including, but not limited to, loss due to removing and moving Tenant's furniture, trade fixtures, and equipment and the value of Tenant's leasehold estate.

                                   ARTICLE 10

     10.01 ENTRY. Landlord, its agents, employees and representatives, shall have the right to enter the Premises at any time after reasonable notice to Tenant under the circumstances (which notice may be oral and not in compliance with Section 15.08 hereof, but no notice shall be required in the case of routine maintenance or an emergency) to show the Premises to prospective lenders or prospective purchasers or, within the last nine (9) months of the Term, prospective tenants or for any purpose that Landlord may reasonably deem necessary for the operation and maintenance of the Project. Except as may result from the negligence or intentional misconduct of Landlord, Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files. Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors in, upon and about the Premises in an emergency in order to obtain entry to the Premises. Notwithstanding the foregoing, Landlord understands and hereby acknowledges that Tenant is in the insurance business. Landlord understands that all of Tenant's books and records (including both Tenant's internal books and records and all files and client information maintained by Tenant) must be kept confidential and Landlord agrees to use its best efforts to protect the confidentiality of all of the foregoing.

                                   ARTICLE 11

     11.01  SUBORDINATION.  Subject to the nondisturbance  provisions in Section
11.02 below, this Lease is and shall be subject and subordinate to any and all ground or similar leases affecting the Project, and to all mortgages, deeds of trust, and security agreements that may now or hereafter encumber or affect all or any part of the Project, the Land, the Building, or any interest of Landlord therein and/or the contents of the Building, and to any advances made on the security thereof and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any such leases, mortgages, deeds of trust and/or security agreements. This clause shall be self-operative and no further instrument of subordination need be required by any owner or holder of such ground lease, mortgage, deed of trust or security agreement. Tenant agrees to execute and return any estoppel certificate, consent or agreement reasonably requested by any such lessor, mortgagee, trustee or secured party in connection with this Section 11.01 within twenty (20) days after receipt of same. Any breach of the preceding sentence by Tenant shall constitute a "Default" under
Section 13.01 of this Lease. If any mortgagee of Landlord secured by a lien on the Project, any lessor to Landlord under a ground lease of the Project, or any secured party under a security agreement encumbering the interest of Landlord shall request it and provide Tenant with an address for notices, Tenant shall provide to such mortgagee, lessor or secured party written notice of any default or breach by Landlord simultaneously with any such notice provided to Landlord and such addressee will have the same cure rights and periods as provided to Landlord hereunder prior to the exercise of any rights and/or remedies of Tenant hereunder or under applicable law arising out of such default or breach.

     11.02 NONDISTURBANCE AND ATTORNMENT. If any ground or similar such lease, mortgage, deed of trust or security agreement is enforced by the ground lessor, the mortgagee, the trustee, or the secured party, this Lease will not terminate and Tenant shall automatically attorn to the lessor under such lease or the mortgagee or purchaser at such foreclosure sale, or any person or party succeeding to the interest of Landlord as a result of such enforcement, as the case may be, and execute instrument(s) confirming such attornment; regardless of whether this Lease was approved and accepted in writing by such lessor, mortgagee, trustee or secured party. In the event of such enforcement and upon Tenant's attornment as aforesaid, Tenant will automatically become the tenant of the successor to Landlord's interest without change in the terms or provisions of this Lease; provided, however, that such successor to Landlord's interest shall not be (a) bound by any payment of Rent for more than one month in advance (except prepayments for security deposits, if any which have been delivered to such successor), or (b) bound by any amendments to, or modifications of, this Lease made without the prior written consent of the applicable mortgagee, ground lessor, trustee or secured party after Tenant has been notified of its name and address, or (c) subject to liability or offset for any damages Tenant may claim because of a default by Landlord hereunder prior to the date when Landlord's interest in the Building is conveyed to such successor of Landlord.

     11.03 LANDLORD'S OBLIGATION TO PROCURE SNDA. Landlord agrees to procure and deliver to Tenant, in connection with each new lien recorded against the Building or Project, a Subordination, Non-Disturbance and Attornment Agreement ("SNDA") from the holders of any and all ground or similar such leases, mortgages, deeds of trust or security agreements that may now or hereafter encumber or affect all or any part of the Project, the Land, or the Building in form and substance reasonably satisfactory to Tenant, providing generally that if any ground or similar lease, mortgage, deed of trust or security agreement is enforced by the ground lessor, the mortgagee, the trustee or the secured party, then the lessor under such lease or mortgagee or purchaser at such foreclosure sale, or any person or party succeeding to the interest of Landlord as a result of such enforcement, as the case may be, will not disturb Tenant's possession of the Premises for so long as Tenant is not in Default of this Lease, and that Tenant will attorn to such party under the terms and conditions of this Lease upon receiving written notice that such party has succeeded to the interest of Landlord under this Lease (such SNDA may further contain the limitations set forth in items (a) through (c) inclusive of Section 11.02 above). In confirmation of such subordination, Tenant will join with any such party in the execution of such SNDA. With respect to any and all ground or similar such leases, mortgages, deeds of trust or security agreements that may presently encumber or effect all or any part of the Project, Land, or Building, Landlord agrees to procure and deliver to Tenant on or prior to the Commencement Date an SNDA duly executed by the holder of any and all such instruments in the form attached hereto as Exhibit "F".

     11.04 QUIET ENJOYMENT. Tenant, on paying the Rent and keeping and performing the conditions and covenants herein contained, shall and may peaceably and quietly enjoy the Premises for the Term, subject to Sections 11.01 and 11.02, all applicable laws and other governmental and legal requirements, and the provisions of this Lease. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be subject to the penultimate sentence of Section 15.07.

                                   ARTICLE 12

     12.01 ASSIGNMENT AND SUBLETTING. Tenant may assign the Lease in its entirety or sublease all or any part of its Premises to any subsidiary or affiliate of Tenant, any entity resulting from a merger, or business combination, consolidation, or other reorganization with Tenant, or any entity succeeding to the business and assets of Tenant (referred to collectively as "Affiliated Entity"). In the event that Tenant wishes to assign the Lease or sublease all or any part of the Premises to an Affiliated Entity, Tenant shall notify Landlord in writing specifying the identity and address of the proposed transferee, the duration of said desired sublease or assignment, the date same is to occur, the exact location of the space affected thereby and the proposed rentals on a square foot basis chargeable thereunder, and shall be submitted to Landlord together with a current financial statement of the Affiliated Entity at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease or allow such occupancy or use. Landlord shall not withhold its consent to the desired sublease or assignment unless the Landlord deems, in its reasonable judgment, that the operations or the creditworthiness of the Affiliated Entity would not be in keeping with, or would detract from, the operations of other tenants in the Project. If Landlord does not expressly withhold such consent to the desired sublease or assignment to the Affiliated Entity within fifteen (15) days of the date that such notice is received from Tenant, then Landlord's consent shall be deemed to be granted.

     Except as set forth in the preceding paragraph, Tenant shall not, voluntarily, by operation of law, or otherwise, assign, transfer, mortgage, pledge, or encumber this Lease or sublease the Premises or any part thereof, or suffer any person other than Tenant, its employees, agents, servants and invitees to occupy or use the Premises or any portion thereof without the express prior written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed. In no event shall it be considered unreasonable to deny approval based upon the subtenant's proposed use being incompatible with that of tenants in a Class A office project similar to the Project. Any attempt to do any of the foregoing without such written consent shall be null and void and of no effect, and shall further constitute a

"Default" under Section 13.01 of this Lease. If Tenant so requests Landlord's consent, said request shall be in writing specifying the identity and address of the proposed transferee, the duration of said desired sublease or assignment, the date same is to occur, the exact location of the space affected thereby and the proposed rentals on a square foot basis chargeable thereunder, and shall be submitted to Landlord together with a current financial statement of the proposed transferee at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease or allow such occupancy or use. Upon such request Landlord may, in its reasonable discretion, (a) grant such consent, or (b) deny such consent. If Landlord does not give such consent in writing within fifteen (15) days of the date such consent is requested, then Landlord's consent shall be deemed to have been granted.

     Notwithstanding anything in this Section 12.01 to the contrary, if, and for so long as Tenant's capital stock or other ownership interests are traded on a nationally recognized securities exchange: (i) any sale of Tenant's capital stock or other ownership interests, or any public exchange, redemption, issuance of such capital stock (or other ownership interests) of Tenant; or (ii) any assignment or transfer of this Lease (whether by operation of law or otherwise) to any entity resulting from any merger, business combination, consolidation or other reorganization with Tenant, or any entity succeeding to the business and assets of Tenant (the "Entity") shall not require Landlord's prior consent and shall not be subject to the provisions of this Section 12.01 unless the Landlord deems, in its reasonable judgment, that the operations or the creditworthiness of the Entity would not be in keeping with, or would detract from, the operations of other tenants in the Project. If Landlord does not expressly withhold such consent to the desired sublease or assignment within fifteen (15) days of the date that written notice thereof is received from Tenant, then Landlord's consent shall be deemed to be granted.

     In any situation in which Landlord consents to an assignment or sublease hereunder, including an assignment or sublease to an Affiliated Entity, Tenant shall promptly deliver to Landlord a fully executed copy of the final sublease agreement or assignment instrument and all ancillary agreements relating thereto. No assignment shall be effective unless the assignee has agreed within the assignment instrument to assume the obligations of Tenant hereunder and to be personally bound by all of the covenants, terms and conditions hereof on the part of Tenant to be performed or observed hereunder.

     12.02 CONTINUED LIABILITY. Tenant shall, despite any permitted assignment or sublease, remain directly and primarily liable for the performance of all of the covenants, duties, and obligations of Tenant hereunder, and Landlord shall be permitted to enforce the provisions of this Lease against Tenant or any assignee or sublessee without demand upon or proceeding in any way against any other person.

     12.03 CONSENT. Consent by Landlord to a particular assignment or sublease shall not be deemed a consent to any other or subsequent transaction. If this Lease is assigned or if the Premises are subleased without the permission of Landlord, then Landlord may nevertheless collect Rent from the assignee or sublessee and apply the net amount collected to the Rent payable hereunder, but no such transaction or collection of Rent or application thereof by Landlord shall be deemed a waiver of any provision hereof or a release of Tenant from the performance of the obligations of the Tenant hereunder.

     12.04 PROCEEDS. All cash or other proceeds of any assignment or sublease of Tenant's interest in this Lease and/or the Premises, whether consented to by Landlord or not, in excess of the Rent called for hereunder, shall be paid first to pay all reasonable out-of-pocket costs and expenses paid by Tenant related to such sublease or assignment of the Premises, including leasing commissions and tenant improvements costs, and thereafter, fifty percent (50%) of such excess rentals shall be paid to Landlord and fifty percent (50%) shall be paid to Tenant, unless there is a Default by Tenant hereunder, in which event all excess rentals shall be paid to Landlord during the continuance of such Default. After the payment of all reasonable out-of-pocket costs and expenses related to such sublease or assignment, Tenant hereby covenants and agrees to pay to Landlord fifty percent (50%) of all rent and other consideration which it receives which is in excess of the Rent payable hereunder within ten (10) days following receipt thereof by Tenant; provided that during the occurrence of a Default hereunder by Tenant, Tenant covenants to pay to Landlord one hundred percent (100%) of such excess rentals within ten (10) days following receipt thereof by Tenant. This covenant and assignment shall benefit Landlord and its successors in ownership of the Building and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. In addition to any other rights and remedies which Landlord may have hereunder, at law or in equity, in the event Tenant has failed to pay any Rent due hereunder on or before five (5) days following the date on which it is due, Landlord shall have the right to contact any assignee and require that from that time forward all payments made pursuant to the assignment shall be made directly to the Landlord. Any assignee or sublessee of Tenant's interest in this Lease (all such assignees or sublessees being hereinafter referred to as "Successors"), by occupying the Premises and/or assuming Tenant's obligations hereunder, shall be deemed to have assumed liability to Landlord for all amounts paid to persons other than Landlord by such Successors in consideration of any such assignment in violation of the provisions hereof.

                                   ARTICLE 13

 13.01   DEFAULT.  Each of the following shall constitute a "Default" by Tenant:

     (a) The failure of Tenant to pay the Rent or any part thereof when due and the continuation of such failure for five (5) days after Tenant is notified thereof in writing; provided, however, that if Tenant fails to make any payment when required by this Lease when due three (3) or more times in any Lease Year, then notwithstanding that such defaults have been cured by Tenant, any further similar failure shall be deemed a Default without notice or opportunity to cure.

     (b) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition;

     (c) Tenant takes any action to, or notifies Landlord that Tenant intends to, file a petition under any section or chapter of the United States Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any state thereof; or a petition shall be filed against Tenant under any such statute or Tenant notifies Landlord that it knows such a petition will be filed; or the appointment of a receiver or trustee to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, unless the application of this subsection 13.01(c) shall contravene any applicable law; or

     (d) Tenant shall fail to fulfill or perform, in whole or in part, any of its obligations under this Lease (other than the payment of Rent and any other event which is defined as a Default in this Lease for which no additional notice shall be required under this Section 13.01(d)) and such failure or nonperformance shall continue for a period of thirty (30) days after written notice thereof has been given by Landlord to Tenant; but if the failure is of a nature that it cannot be cured within such 30-day period, Tenant shall not have committed a Default if Tenant commences the curing of the failure within such 30-day period and thereafter diligently pursues the curing of same.

     (e) Tenant shall vacate or abandon the Premises or any significant portion thereof and also be in default under section 13.01 (a) hereof.

     (f) Any representation or warranty by Tenant in this Lease or any certificate or other document furnished by Tenant to induce Landlord to enter into this Lease including, without limitation, financial information, which proves to be incorrect in any material aspect.

     13.02 RIGHTS UPON TENANT DEFAULT. If a Default by Tenant occurs, then at any time thereafter prior to the curing thereof, with or without notice or demand, Landlord may exercise any and all rights and remedies available to Landlord under this Lease, at law, or in equity, including without limitation, termination of this Lease and termination of Tenant's right to possession without terminating this Lease. If Tenant is in Default for nonpayment of Rent and if Tenant fails to pay same in full within five (5) days after Landlord hand delivers to the Premises written notice of Landlord's intent to exercise its lockout rights, then Landlord shall be entitled to change or modify door locks on all entry doors of the Premises and Tenant shall not be entitled to a key to re-enter the Premises until all delinquent Rent is paid in full; provided, however, that Landlord shall immediately thereafter post a notice on an entry door to the Premises, stating that Landlord has exercised such lockout rights. If Tenant vacates or abandons the Premises or any significant portion thereof and is also in default under Section 13.01(a) hereof, Landlord may permanently change the locks without notice to Tenant and Tenant shall not be entitled to a key to reenter the Premises. The two preceding sentences shall supersede any conflicting provisions of Section 93.002 of the Texas Property Code or any successor statute. In the event of a Default, Landlord may, without additional notice and without court proceedings, re-enter and repossess the Premises and remove all persons and property therefrom, and Tenant hereby agrees to surrender possession of the Premises and waives any claim arising by reason thereof or by reason of issuance of any distress warrant or writ of sequestration and agrees to hold the Landlord harmless from any such claims. If Landlord elects to terminate this Lease, it may treat the Default as an entire breach of this Lease and Tenant shall immediately become liable to Landlord for damages equal to the total of (a) the reasonable cost of recovering and reletting including the cost of leasing commissions attributable to the unexpired portion of the Lease Term,
(b) all unpaid Rent and other amounts earned or due through such termination, including interest thereon at the rate specified in Section 13.04 hereof, plus
(c) the present value (discounted at the rate of 8% per annum) of the balance of the Rent for the remainder of the Term less the present value (discounted at the same rate) of the fair market rental value of the Premises for said period and
(d) any other sum of money and damages owed by Tenant to Landlord. If Landlord elects to terminate Tenant's right to possession of the Premises without terminating this Lease, Landlord may rent the Premises or any part thereof for the account of Tenant to any person or persons for such rent and for such terms and conditions as Landlord reasonably deems appropriate, and Tenant shall be liable to Landlord for the amount, if any, by which the Rent for the unexpired balance of the Term exceeds the net amount, if any, received by Landlord from such reletting, being the gross amount so received by Landlord less the reasonable costs of repossession and reletting incurred by Landlord. After regaining possession of the Premises under this Section 13.02, Landlord shall use commercially reasonable efforts to relet the Premises on such terms and conditions as Landlord in its sole, good faith judgment deems acceptable. For the purpose of such reletting, Landlord is authorized to decorate or to make any repairs, changes, alterations or additions in or to the Premises as may be reasonably necessary or desirable. Tenant will be responsible for the reasonably necessary costs of any changes, alterations, or additions in or to the Premises and incurred in connection with such reletting.. Landlord reserves the right, however (i) to lease any other space available in the Building or any other building owned or controlled by Landlord in the Project prior to offering the Premises for lease, (ii) to refuse to lease the Premises to any potential tenant that does not meet Landlord's standards and criteria for leasing other comparable space in the Building, and (iii) to reconfigure the Premises and lease only portions thereof or lease all or part of the Premises in combination with other space. No delivery to or recovery by Landlord of any sum due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord, nor shall any reletting be construed as an election on the part of Landlord to terminate this Lease unless express, written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Such sum or sums shall be paid by Tenant in monthly installments on the first day of each month of the Term. In no case shall Landlord be liable for failure to collect the rent due under such reletting. No person or entity owning or holding any interest (directly or indirectly) in Tenant and no person employed by Tenant will ever be personally liable for any of the obligations or liabilities of Tenant under this Lease. All rights and remedies of Landlord shall be cumulative and not exclusive.

     13.03 COSTS. If a Default by Tenant occurs, then Tenant shall reimburse Landlord on demand for all costs reasonably incurred by Landlord in connection therewith including, but not limited to, reasonable attorney's fees, court costs, and related costs, plus interest thereon from the date such costs are paid by Landlord until Tenant reimburses Landlord, at the rate specified in
Section 13.04 hereof.

     13.04 INTEREST. All late payments of Rent due from Tenant, or costs or other amounts due from Tenant or Landlord under this Lease shall bear interest from the date due until paid at the rate of 10% per annum; provided, however, in no event shall the rate of interest hereunder exceed the maximum non-usurious rate of interest (the "Maximum Rate") permitted by the applicable laws of the State of Texas or the United States of America, whichever shall permit the higher non-usurious rate, and as to which Tenant or Landlord, as applicable, could not successfully assert a claim or defense of usury.

     13.05 LANDLORD'S LIEN. Landlord hereby waives its statutory and contractual lien and security interest on all fixtures, equipment, and personal property (tangible and intangible) now or hereafter placed by Tenant in or on the Premises.

     13.06 LANDLORD'S DEFAULT. Landlord will be in default ("Landlord Default") of this Lease should Landlord fail to fulfill or perform, in whole or in part, any of its obligations under this Lease (other than by reason of a default by Tenant) and such failure or nonperformance continues for a period of thirty (30) days after written notice thereof has been given by Tenant to Landlord; provided, however, if the failure is of a nature that it cannot be cured within such thirty (30) day period, Landlord will not have committed a Landlord Default if Landlord commences the curing of the failure within the thirty (30) day period and thereafter diligently pursues the curing of same and completes the cure within forty-five (45) days after the original written notice of Landlord Notice delivered by Tenant.

     If Landlord commits a Landlord Default (other than by reason of any default by Tenant) and such failure interferes with the conduct of Tenant's business and Landlord fails to cure such default in accordance with the previous paragraph, then Tenant may, in addition to any remedies available under this Lease, at law or in equity, without being obligated to do so, and without waiving the Landlord Default, cure the Landlord Default, and if Landlord does not reimburse Tenant for the reasonable costs of such cure within twenty (20) days of written demand therefor, Tenant may exercise any and all remedies available to it for such failure on the part of Landlord. It is understood and agreed that Tenant's exercise of any right or remedy due to a Landlord Default will not be deemed a waiver of or alter, affect, or prejudice any right or remedy which Tenant may have under this Lease or by law or in equity.

     13.07 NON-WAIVER. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not prevent a subsequent act or omission that would have originally constituted a violation of this Lease from having all the force and effect of an original violation. No provision of this Lease shall be deemed to have been waived unless such waiver is in writing signed by the waiving party. No act or thing done by Landlord during the Term shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such surrender shall be valid, unless express and in writing signed by Landlord.

                                   ARTICLE 14

     14.01 EVIDENCE OF AUTHORITY. Simultaneously with the execution and delivery of this Lease, Tenant shall deliver a fully executed Certificate of the Secretary, with attached Resolutions of its corporate board, indicating the authority of the person executing this Lease on behalf of Tenant, substantially in the form attached hereto as Exhibit "G".



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                                   ARTICLE 15

     15.01 AMENDMENT. Any agreement hereafter made between Landlord and Tenant shall be ineffective to modify, release, or otherwise affect this Lease, in whole or in part, unless such agreement is in writing and signed by the party to be bound thereby.

     15.02 SEVERABILITY. If any term or provision of this Lease shall, to any extent, be held invalid or unenforceable by a final judgment of a court of competent jurisdiction, the remainder of this Lease shall not be affected thereby.

     15.03 ESTOPPEL LETTERS. Tenant shall promptly upon request from Landlord execute and acknowledge a certificate containing such factual information regarding this Lease as may be reasonably requested for the benefit of Landlord, any prospective purchaser or any current or prospective mortgagee of all or any portion of the Project.

     15.04 LANDLORD'S LIABILITY AND AUTHORITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building and Project, it being intended that Landlord, its officers, directors and employees shall not be personally liable for any judgment or deficiency.

     15.05 HOLDOVER. If Tenant shall remain in possession of the Premises after the Expiration Date or earlier termination of this Lease, then Tenant shall be deemed a month-to-month tenant at will whose tenancy is terminable at any time. In such event, Tenant shall pay Rent at 150% the daily Rent prevailing on the date of such termination or expiration, but otherwise shall be subject to all of the obligations of Tenant under this Lease.

     15.06 SURRENDER. Upon the expiration or earlier termination of the Term, Tenant shall peaceably quit and surrender the Premises in the condition required by Sections 6.01 and 6.02 hereof. All obligations of Tenant for the period of time prior to the expiration or earlier termination of the Term shall survive such expiration or termination.

     15.07 PARTIES AND SUCCESSORS. Subject to the limitations and conditions set forth elsewhere herein, this Lease shall bind and inure to the benefit of the respective heirs, legal representatives, successors, and permitted assigns and/or sublessees of the parties hereto. The term "Landlord", as used in this Lease, so far as the performance of any covenants or obligations on the part of Landlord under this Lease are concerned, shall mean only the owner of the



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



Project at the time in question, so that in the event of any transfer of title to the Project, the party by whom any such transfer is made shall have no liability for a breach of any obligations of the Landlord under this Lease after the date of such transfer, and the party to whom any such transfer is made shall have no liability for any breach of the obligations of the Landlord under this Lease before the date of the transfer. Landlord shall have the right to transfer, sell, assign, mortgage or encumber, in whole or in part, all of its rights and obligations hereunder and in the Building, the Land, the Project and other property of Landlord referred to herein.

     15.08 NOTICE. Except as otherwise provided herein, any statement, notice, or other communication that Landlord or Tenant may desire or be required to give to the other shall be deemed sufficiently given or rendered if hand delivered, or if sent by registered or certified mail, return receipt requested, addressed at the address(es) first hereinabove given or at such other addresses(es) as the other party shall designate from time to time by prior written notice, and such notice shall be effective when the same is received or mailed as herein provided.

     15.09 RULES AND REGULATIONS. Tenant, its servants, agents, visitors, invitees, licensees and employees, shall reasonably comply with the Rules and Regulations set forth in Exhibit "E" hereto, and shall abide by and conform to such further reasonable non-discriminatory Rules and Regulations as Landlord may from time to time make, amend or adopt for all Tenants of the Project, after Tenant receives a copy thereof.

     15.10 CAPTIONS. The captions in this Lease are inserted only as a matter of convenience and for reference and they in no way define, limit, or describe the scope of this Lease or the intent of any provision hereof.

     15.11 NUMBER AND GENDER. All genders used in this Lease shall include the other genders, the singular shall include the plural, and the plural shall include the singular, whenever and as often as may be appropriate.

     15.12 GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Texas.



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



     15.13 INABILITY TO PERFORM. Notwithstanding Section 15.18 hereof, whenever a period of time is herein prescribed for the taking of any action by Landlord or Tenant, such party shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of such party (financial inability or hardship excepted), and such nonperformance or delay in performance shall not constitute a breach or default by such party under this Lease nor give rise to any claim against such party for damages or constitute a total or partial eviction, constructive or otherwise: provided, however, this provision shall not excuse any delay in, or extend the time periods set forth herein for Landlord's or Tenant's making of payments required by this Lease.

     15.14 USE OF NAME. Tenant shall not, except to designate Tenant's business address (and then only in a conventional manner and without emphasis or display), use the name or mark "River Place Pointe" for any purpose whatsoever.

     15.15 BROKERS. Tenant and Landlord each represent to the other that no brokers negotiated this Lease or are entitled to any commission in connection herewith. Each party hereto shall indemnify and hold harmless the other from and against all claims (and costs of defending against and investigating such claims) of any brokers or similar parties claiming under the indemnifying party in connection with this Lease.

     15.16 PARKING. Tenant shall have the right to use the parking facilities of the Building and Project, including the visitor parking spaces, subject to the rules and regulations for such parking facilities as set forth in Exhibit "E" hereto. Landlord will maintain the parking areas serving the Building as necessary to provide parking to each of the building's occupants at a ratio of no less than one parking space per 250 rentable square feet. In addition, Tenant shall have the exclusive use of all executive parking spaces below the Building at no expense to Tenant. Any executive parking spaces leased by Tenant shall be counted against the 1 space to 250 rentable square feet ratio. Tenant shall comply with all traffic, security, safety and other rules and regulations concerning parking as are reasonably promulgated from time to time by Landlord. TENANT SHALL INDEMNIFY AND HOLD HARMLESS LANDLORD FROM AND AGAINST ALL CLAIMS, LOSSES, LIABILITIES, DAMAGES, COSTS AND EXPENSES (INCLUDING, BUT NOT LIMITED TO ATTORNEY'S FEES AND COURT COSTS) ARISING OUT OF TENANT'S USE OF ANY SUCH PARKING SPACES, UNLESS CAUSED BY OR ALLEGED TO BE CAUSED BY LANDLORD'S NEGLIGENCE.



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



     15.17 SIGNAGE. All Tenant signage existing as of the date hereof is approved by Landlord and Tenant may maintain all such existing signage in place throughout the Term of this Lease. Additional signage requested by Tenant will be subject to the approval of Landlord, with such approval not unreasonably withheld or delayed. Interior signage, suite identity and lobby directories will be provided by Landlord, and Tenant will have access to the Building directory for its signage, consistent with the Building directory signage adopted by Landlord

     15.18 TIME OF ESSENCE. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

     15.19 TENANT TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the Term upon all of Tenant's leasehold improvements and all of Tenant's equipment, furniture, fixtures and personal property located in the Premises.

     15.20 ATTORNEY'S FEES. In the event either party defaults or is alleged to have defaulted in the performance of any of the terms, agreements or conditions contained in this Lease and the other party places the enforcement of this Lease, or any part thereof, or the collection of any amount due or to become due hereunder, or recovery of the possession of the Premises, in the hands of any attorney who files suit upon the same, the prevailing party in the suit shall be entitled to recover its reasonable attorney's fees from the other party.

     15.21 LANDLORD ALTERATIONS OR MODIFICATIONS. Landlord expressly reserves the right in its sole discretion to temporarily or permanently change the location of, close, block or otherwise alter any entrances, corridors, skywalks, tunnels, doorways, or walkways leading to or providing access to the Building or any part thereof or otherwise restrict the use of same, provided such acts do not impair Tenant's access to or interfere with Tenant's use, access and enjoyment of the Premises and related parking. Landlord shall not incur any liability whatsoever to Tenant as a consequence of acts authorized by this provision, and such acts shall not be deemed to be a breach of any of Landlord's obligations hereunder. Landlord agrees to exercise good faith in notifying Tenant within a reasonable time in advance of any alterations, modification or other acts of Landlord under this Section.

     15.22 NAME CHANGE. Landlord and Tenant covenant and agree that Landlord hereby reserves and shall have the right at any time and from time to time to change the name of the Building as Landlord may deem advisable, and Landlord shall not incur any liability whatsoever to Tenant as a consequence thereof.



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     15.23 ENTIRE AGREEMENT.  This Lease, including all Exhibits attached hereto
(which Exhibits are hereby incorporated herein and shall constitute a portion hereof), contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives have made any representations, warranties, or promises with respect to the Project, the Premises, Landlord's services, or any other matter or thing except as herein expressly set forth, and no rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease. Further, the terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Landlord" or the "Tenant" hereunder or such party or its counsel is the draftsman of this Lease.

     15.24 GOOD FAITH. Notwithstanding any provision to the contrary contained in this Lease, each party agrees at all times to deal fairly and in good faith with the other party. Without limitation on the foregoing, it is specifically understood and agreed that, as regard to any consents or approvals or any matters to be performed to the satisfaction of either party to this Lease, the party whose consent, approval or satisfaction is required will not unreasonably withhold or unduly delay its approval, consent or indication of satisfaction.

                (REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK;
                            SIGNATURE PAGE FOLLOWS)



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     EXECUTED as of the date first written above.


                                        LANDLORD:

                                        RIVER PLACE POINTE, L.P.,
                                        a Texas limited partnership

                                        By: Aspen Growth Properties, Inc.,
                                            a Texas corporation, its general
                                            partner

                                        By:   /s/ John M. Tworoger
                                        Name: John M. Tworoger
                                        Title:




                                        TENANT:

                                        INVESTORS LIFE INSURANCE COMPANY OF
                                        NORTH AMERICA

                                        By:   /s/ J. Bruce Boisture
                                        Name:  J. Bruce Boisture
                                        Title:  Chairman & CEO




EXHIBITS:

EXHIBIT "A":        FLOOR-PLANS
EXHIBIT "B":        LEGAL DESCRIPTION
EXHIBIT "C":        RENEWAL OPTION
EXHIBIT "D":        RIGHT OF FIRST OFFER
EXHIBIT "E":        RULES AND REGULATIONS
EXHIBIT "F":        FORM OF SNDA
EXHIBIT "G":        RESOLUTIONS




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